UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2020

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 President Clinton Boulevard, Suite 300, Little Rock, AR 72201
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (501) 205-8508 not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common	INUV	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company 

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 1, 2020, Inuvo, Inc. entered into Subscription Agreements (the “Subscription Agreements”) with certain investors pursuant to which we agreed to issue and sell an additional 1,400,285 shares of our common stock at a price of $0.175 per share in a previously announced registered direct offering (the “Offering”). The aggregate gross proceeds from the final closing of sales in the Offering are expected to be $245,050. We expect to this final closing to occur on April 2, 2020, subject to the satisfaction of customary closing conditions contained in the Subscription Agreements. No underwriter or placement agent participated in the Offering.

The shares of common stock in the Offering were offered pursuant to a shelf registration statement (File No. 333-220317) which was declared effective by the United States Securities and Exchange Commission (“SEC”) on September 8, 2017. A prospectus supplement relating to the final closing of the Offering will be filed by Inuvo with the SEC. When filed with the SEC, copies of the prospectus supplement and the accompanying base prospectus relating to the Offering may be obtained at the SEC’s website at www.sec.gov or from Inuvo, Inc., 500 President Clinton Boulevard, Suite 300, Little Rock, Arkansas 72201, Attention: Investor Relations.

The foregoing description of the form of Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Subscription Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

On April 1, 2020 Inuvo issued a press release relating to the final closing of the Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

		Incorporated by Reference			Filed or Furnished Herewith
No.	Exhibit Description	Form	Date Filed	Number

5.1	Opinion of Pearlman Law Group LLP				Filed
10.1	Form of Subscription Agreement				Filed
99.1	Press release dated April 1, 2020				Furnished

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.

Date: April 1, 2020	By:	/s/ Wallace D. Ruiz
Wallace D., Chief Financial Officer

Exhibit Index

No.	Exhibit Description

5.1	Opinion of Pearlman Law Group LLP
10.1	Form of Subscription Agreement
99.1	Press release dated April 1, 2020